SECOND AMENDMENT TO

STANDBY EQUITY PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO STANDBY EQUITY PURCHASE AGREEMENT (this “Amendment”), dated as of May 15, 2025, is made by and among Sylebra Capital Partners Master Fund Ltd, a Cayman Islands entity (“Bell”), Sylebra Capital Parc Master Fund, a Cayman Islands entity (“Parc”), Sylebra Capital Menlo Master Fund, a Cayman Islands entity (“Menlo”), Blackwell Partners LLC – Series A, a Delaware limited liability company (“Blackwell” and, together with Menlo, Parc and Bell, the “Investors”), and Aeva Technologies, Inc., a Delaware corporation (“Company”). The Investors and Company shall be referred to herein, jointly, as the “Parties” and, individually, as a “Party.”

RECITALS

WHEREAS, the Company and each of the Investors entered into that certain Standby Equity Purchase Agreement, dated as of November 8, 2023, as first amended on September 5, 2024 (as may be amended, restated, supplemented and otherwise modified from time to time, the “SEPA”);

WHEREAS, pursuant to Section 12.02 of the SEPA, a written instrument executed by the Company and each of the Investors is required to amend the SEPA; and

WHEREAS, the Company and each of the Investors desires and hereby agrees to amend the SEPA.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.
Definitions; Interpretation.

Capitalized terms used but not defined herein have the same meanings as in the SEPA.

2.
Consent.

The Company and each of the Investors hereby consents to the amendments to the SEPA contemplated herein.

3.
Amendments to the SEPA.

As of May 15, 2025 (the “Effective Date”), the SEPA shall be amended as follows.

(a) Section 6.06(c) is hereby amended and restated in its entirety to read as follows:

(c) acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate or other group (including any group of persons that would be treated as a single “person” under Section 13(d) of the Exchange Act), through swap or hedging transactions or otherwise, any securities of the Company or any rights decoupled from the underlying securities that would result in the Investor (together with its Affiliates), owning more than 16,428,553 shares of the Company’s Common Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the Effective Date). For purposes of this Section, no securities Beneficially Owned by a portfolio company of the Investor or its Affiliates will be deemed to be Beneficially Owned by the Investor or any of its Affiliates only so long as (x) such portfolio company is not an Affiliate of the Investor for purposes of this Agreement, (y) neither the Investor nor any of its Affiliates has encouraged, instructed, directed, supported, assisted or advised, or coordinated with, such portfolio company with respect to the acquisition, voting or disposition of securities of the Company by the portfolio company and (z) neither the Investor or any of its Affiliates is a member of a group (as such term is defined in Section 13(d)(3) of the Exchange Act) with that portfolio company with respect to any securities of the Company;

(b) Section 2.01(c)(ii) is hereby amended and restated in its entirety to read as follows:

(ii) Common Stock Price. Notwithstanding anything to the contrary contained in this Agreement, the Investor shall have no obligation to purchase shares of Preferred Stock if the Common Stock Price as of the date of the applicable Closing is $18.00 or more.

4. Miscellaneous.

(a)
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)
Other than as expressly modified pursuant to this Amendment, all provisions of the Transaction Documents (in each case as previously amended, restated or otherwise modified pursuant to the terms thereof) remain unmodified and in full force and effect.

(c)
If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule of Applicable Law or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

(d)
The headings of various sections of this Amendment are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

(e)
Article IX (Choice of Law/Jurisdiction), Article XI (Notices), and Section 12.02 (Entire Agreement; Amendments) of the SEPA are incorporated by reference as if fully set forth in this Amendment mutatis mutandis.

(f)
This Amendment may be executed by one or more of the Parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page left intentionally blank. Signature pages to follow.]

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the Effective Date:

COMPANY:

AEVA TECHNOLOGIES, INC.,

a Delaware corporation

By: /s/Soroush Salehian Dardashti _

Name: Soroush Salehian Dardashti

Title: Chief Executive Officer

Signature Page to Second SEPA Amendment

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the Effective Date:

INVESTOR:

Sylebra Capital Partners Master Fund Ltd,

a Cayman Islands entity

By: /s/Matthew Whitehead _

Name: Matthew Whitehead

Title: Director

Signature Page to Second SEPA Amendment

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the Effective Date:

INVESTOR:

Sylebra Capital Parc Master Fund,

a Cayman Islands entity

By: /s/Matthew Whitehead _

Name: Matthew Whitehead

Title: Director

Signature Page to Second SEPA Amendment

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the Effective Date:

INVESTOR:

Sylebra Capital Menlo Master Fund,

a Cayman Islands entity

By: /s/Matthew Whitehead _

Name: Matthew Whitehead

Title: Director

Signature Page to Second SEPA Amendment

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the Effective Date:

INVESTOR:

Blackwell Partners LLC – Series A,

a Delaware limited liability company

By: /s/Matthew Whitehead _

Name: Matthew Whitehead

Title: Authorized Signatory of appointed Manager

Signature Page to Second SEPA Amendment